Exhibit 99
BancAnalysts Association of Boston 2008 Conference November 7, 2008

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may,"or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Top 20 US-based Bank Holding Company $8.6 billion market capitalization* $65 billion total assets 686 branches in seven states / District of Columbia 95% in NY, PA, MD Over 1,600 ATMs across retail bank footprint Over 1.8 million retail customers Over 150,000 commercial customers M&T Bank Corporation - Overview * As of November 5, 2008

Today's Discussion M&T's Financial Performance Performance vs. Peers Operating Philosophy M&T - Well Positioned in the Current Environment

September 2008 YTD Summary ($ in millions, except per share data) 1) Excludes merger-related expenses and amortization expense associated with intangible assets. Intangible Amortization net of tax: Sep 2007 YTD = $30.8MM, Sep 2008 YTD = $31.0MM. Merger-related expenses net of tax: Sep 2008 YTD = $2.2MM.

M&T Bank Corporation - Key Ratios * * * * September 30, 2008 capital ratios are preliminary

Performance vs. Peers

* 2008 EPS reflects full year 2008 FirstCall consensus estimates as of 11/5/08. Source: SNL Interactive, Bureau of Economic Analysis (GDP). M&T's 2008 performance moves it into top quartile of performance over the long term. Diluted Consensus EPS Growth Versus Peers EPS CAGR Through 2007 EPS Growth Through 2008* #5 #7 #6 #5 #4 #4 #4 #4 10yr GDP CAGR = 5.2% #8 #4 MTB Rank out of 16 Banks: MTB Rank out of 16 Banks: #6

Note: Per share balances used to compute growth rates. Source: SNL Interactive. Historical Performance: 10 year Per Share CAGR 1997-2007 Operating leverage and better credit performance has enabled M&T to outperform peers over the last 10 years.

Note: Taxable Equivalent net interest margin used for M&T and for peer banks when available. Source: SNL Interactive. Net Interest Margin (1998-2008) M&T's focus on returns & relationships rather than volumes allows it to maintain a slight advantage over the peer group.

Note: Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets, merger-related expenses and other non-recurring expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains from securities transactions and non-recurring items). VISA-related expenses are included in 2007 and Sep 08 YTD. Source: SNL Interactive. Efficiency Ratio (1998-2008) M&T's operating model relies on maintaining above-average efficiency.

Capital is Important to M&T Management's Interest aligned with Shareholders' Interests Over 50% Ownership between AIB, M&T Insiders and Warren Buffett Berkshire Hathaway- Warren Buffett M&T Management, Directors and Employees As of 2/28/08. Includes options & deferred bonus shares. 20.9% 6.1% AIB 24.3% Other Shareholders 48.7%

Tangible Capital Generation Rate (2001-2008) M&T's superior Tangible Capital Generation Rate helps absorb losses that might otherwise result in a costly (and dilutive) equity issuance. Rank #2 of 21 Banks* Tangible Capital Generation Rate = Operating Earnings after Dividends divided by Avg. Tangible Common Equity. Op Earnings after Dividends = Net Income Available to Common less Nonrecurring Revenue & Expense and Amortization Expense. Avg. Tang Comm Equity = Avg Comm Equity less Avg Intangible Assets. * Rank versus the 25 largest US Bank Holding Companies by assets, excluding trust banks (BK, STT, NTRS) and Popular (Puerto Rico).

Tangible Common Equity to Tangible Assets (1998-2008) M&T's high Capital Generation rate has enabled it to absorb credit and mark- to-market (FAS 115) losses while maintaining tangible capital. Ratio is computed as total equity less intangible assets and preferred stock as a % of total assets less intangible assets. Regulatory FR-Y9C data used to compute ratio for peer banks through Q208. Q308 ratio is computed from peer bank earnings releases. Internal data used for M&T. Peer Median excluding Capital Raises reflects Tangible Common Equity less the sum of common equity issued in the current and prior quarters Q108-Q308. Source: SNL Interactive.

Tier 1 Capital Ratio (2003-2008) Despite lower earnings in a volatile environment, M&T's regulatory capital is as high as it's been in the past five years. * Preliminary *

Credit

Historical Credit Cycle - Annual Trend, 1991-2008 Source: SNL Interactive.

M&T's Well-Diversified Loan Portfolio - Q3 2008 M&T's loan portfolio is not overly concentrated in any areas of current industry concern Through September 2008, 50.0% of M&T's Net Charge-offs came from the relatively limited Alt- A and Residential Const. & Dev. portfolios As of September 30, 2008

Consumer Loans - Net Charge Off Ratios Note: Computed from loan and net charge-off balances as reported in FRY9C. EOP loan balances used to compute average loan balances. NCO balances are as reported for Q1, Q2 and Q3 2008. NCO ratios for Q1, Q2 and Q3 2008 are annualized. Total Loan $ MM 4,597 Total Loan $ MM 5,449 Total Loan $ MM 5,339 Alt A $ MM 971% 18% Q308 Alt A exposure

Consumer Loans - 30-89 day Delinquency EOP Trend Note: Computed from loan and delinquency balances as reported in FRY9C. Total Loan $ MM 4,597 Total Loan $ MM 5,449 Total Loan $ MM 5,339 Alt A $ MM 971% 18% Q308 Alt A exposure

HELOCs - MTB vs. Peers MTB's proportion of past due and still accruing* credits in the HELOC portfolio is significantly lower than the Peer and Largest 5 Medians. *Includes: 30-89 days Past Due and still accruing and 90+ days Past Due and still accruing. **Annualized EOP loan balances used to compute average loan balances for NCO ratios. MTB's low HELOC delinquency and net charge off ratios reflect a conservative approach to credit. Note: Computed from loan, delinquency and net charge-off balances as reported in FRY9C. MTB's HELOCs NCO ratio is consistently lower than the Peer and Largest 5 Medians. HELOCs Past Due and Still Accruing HELOCs NCO Ratio %

Credit Ratios - Q3 2008 M&T has the 3rd highest coverage ratio among peers while maintaining the 4th lowest ratio of net charge-offs to average loans. Rank #3/16 * Annualized NCOs reflect September 2008 YTD Rank #8/16 Rank #5/16 Rank #4/16

Credit - Current Trends Closely monitoring performance of the Mid-Atlantic builder construction portfolio Appraisals have been updated on most of the portfolio with continued deterioration in value reflected on land and finished lots as national homebuilders continue to renegotiate prices for lot takedown contracts We do see signs that homebuilders are starting to get some traction at reduced sales prices, although projects in more outlying locations remain soft We would expect to see continued downward migration in the C&I portfolio as the economy worsens Overall, credit trends remain manageable

Investment Securities - Portfolio Composition Fair Value as of September 30, 2008 Includes HTM securities

Securities Governance Evaluate MBS/CMO portfolio for expected lifetime losses for underlying mortgage collateral Compare to credit enhancement structured into the bond $2.2 billion of securities moved to Level 3 valuation from Level 2 as of September 30, 2008 Rely predominantly on values provided by independent parties

Top quartile performance over long-term periods M&T's shareholder focused operating model has driven out- performance through the current economic cycle: 2nd highest Tangible Capital Generation Rate among peers 3rd highest Reserve Coverage Ratio 4th lowest Net Charge-off Ratio among peers Superior Efficiency and Operating Leverage Summary - M&T Bank Corporation * Excludes trust banks (Bank of New York Mellon, State Street, Northern Trust) and Popular (Puerto Rico).

BancAnalysts Association of Boston 2008 Conference November 7, 2008

Appendix

Reconciliation of GAAP and Non-GAAP Results of Operation * Excludes gain/(loss) on sale of securities.

Reconciliation of GAAP and Non-GAAP Results of Operation

2008 Peer Group Methodology Pulled top 25 US-based bank holding companies by asset size on December 31, 2007 Eliminated the largest 5 due to asset size (Citigroup, Bank of America, JP Morgan, Wachovia, Wells Fargo) Eliminated the three trust banks due to dissimilar business mix (Bank of New York Mellon, State Street, Northern Trust) Eliminated Popular due to its international presence in Puerto Rico

2008 Peer Group